------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                              September 11, 1997


                       FIRSTPLUS Investment Corporation
            ______________________________________________________
            (Exact Name of Registrant as Specified in its Charter)



              Nevada                      333-26527            75-2596063
   ______________________________       ____________        _________________
    (State or Other Jurisdiction        (Commission         (I.R.S. Employer
            of Incorporation)           File Number)        Identification No.)


     3773 Howard Hughes Parkway
              Suite 300N
            Las Vegas, Nevada                                 89109
      __________________________                      ___________________
         (Address of Principal                              (Zip Code)
           Executive Offices)

     Registrant's telephone number, including area code:  (702) 866-2236


                                  No Change
___________________________________________________________________________
        (Former Name or Former Address, if Changed Since Last Report)


     Item 5.  Other Events.1
              ____________

     Filing of Certain Materials

     FIRSTPLUS Investment Corporation (the "Company") is filing an opinion regarding the legality of the securities being offered and regarding tax matters with the Securities and Exchange Commission as an exhibit to the Company's Registration Statement on Form S-3 (File No. 333-26527).


     ____________________

     1 Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.


     Item 7.    Financial Statements;  Pro  Forma Financial  Information
                and Exhibits.
                ________________________________________________________

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits:

          99.1 Opinion of Brown & Wood LLP, regarding the legality of the securities being offered and regarding tax matters.



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             FIRSTPLUS Investment Corporation



                                             By:  /s/ Lee F. Reddin
                                                  ____________________________
                                                  Name:   Lee F. Reddin
                                                  Title:  Vice President



Dated:  September 11, 1997




                                EXHIBIT INDEX
                                _____________



Exhibit No.                   Description                   Page No.
___________                   ___________                   ________


99.1                          Opinion of Brown & Wood LLP       P





            Exhibit 99.1     Opinion of Brown & Wood LLP (P)





                               Brown & Wood LLP
                         815 Connecticut Avenue, N.W.
                         Washington, D.C.  20006-4004
                           Telephone: 202-973-0600
                           Facsimile: 202-223-0485



                                        September 11, 1997


FIRSTPLUS Investment Corporation
600 Viceroy, 7th Floor
Dallas, Texas  75235

          Re:  FIRSTPLUS Investment Corporation, Registration
               Statement on Form S-3 (File No. 333-26527)
               ________________________________________________

Ladies and Gentlemen:

          We have acted as counsel for FIRSTPLUS Investment Corporation, a Nevada corporation (the "Company"), in connection with the offering, from time to time, in one or more Series (each, a "Series") of the Company's Asset Backed Notes (the "Notes") and Asset Backed Certificates (the "Certificates," and together with the Notes, the "Securities"). The Securities have been registered pursuant to the Securities Act of 1933, as amended (the "Act"), by means of a Registration Statement of the Company on Form S-3 (File No. 333-26527), which was declared effective by the Securities and Exchange
Commission on May 29, 1997 (the "Registration Statement"). The Securities will be offered pursuant to the prospectus, as supplemented by a prospectus supplement (the "Base Prospectus" and "Prospectus Supplement," respectively), which will be filed with the Commission pursuant to Rule 424 under the Securities Exchange Act. As set forth in the Registration Statement, each Series of Securities will be issued under and pursuant to the conditions of a separate pooling and servicing agreement, trust agreement or indenture (each, an "Agreement") among the Company, a trustee (the "Trustee") and where appropriate, a servicer (the "Servicer"), each to be identified in the prospectus supplement for such Series of Securities.

          We have examined copies of the Company's Amended and Restated Articles of Incorporation, the Company's By-laws and forms of each Agreement, as filed or incorporated by reference as exhibits to the Registration Statement, and the forms of Securities included in any Agreement so filed or incorporated by reference in the Registration Statement and such other records, documents and statutes as we have deemed necessary for purposes of this opinion.

          Based upon the foregoing, we are of the opinion that:

          i. When any Agreement relating to a Series of Securities has been duly and validly authorized by all necessary action on the part of the Company and has been duly executed and delivered by the Company, the Servicer, if any, the Trustee and any other party thereto, such Agreement will constitute a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other laws relating to or affecting creditors' rights generally or by general equity principles.

          ii. When a Series of Securities has been duly authorized by all necessary action on the part of the Company (subject to the terms thereof being otherwise in compliance with applicable law at such time), duly executed and authenticated by the Trustee for such Series in accordance with the terms of the related Agreement and issued and delivered against payment therefor as described in the Registration Statement, such Series of Securities will be legally and validly issued, fully paid and nonassessable, and the holders thereof will be entitled to the benefits of the related Agreement.

          We have also advised the Company with respect to certain federal income tax consequences of the proposed issuance of the Notes and the Certificates. This advice is summarized under "Certain Federal Income Tax Consequences" in the Base Prospectus. Such description does not purport to discuss all possible federal income tax ramifications of the proposed issuance, but with respect to those federal income tax consequences that are discussed, in our opinion, the description is accurate in all material respects.

          In rendering the foregoing opinions, we express no opinion as to the laws of any jurisdiction other than the laws of the State of New York (excluding choice of law principles therein) and the federal laws of the United States of America.

          We hereby consent to the filing of this letter and to the references to this firm under the headings "Legal Opinions" and "Certain Federal Income Tax Consequences" in the Base Prospectus and Prospectus Supplement, without implying or admitting that we are "experts" within the meaning of the Act or the rules and regulations of the Commission issued thereunder, with respect to any part of the Base Prospectus and Prospectus Supplement.

                                   Very truly yours,


                                   /s/ Brown & Wood LLP